UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2008 (March 31, 2008)

                               ANTS SOFTWARE INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       Delaware                  000-16299                 13-3054685
--------------------------------------------------------------------------------
    (State or other             (Commission             (I.R.S. Employer
     jurisdiction               File Number)          Identification No.)
   of incorporation)

    700 Airport Blvd. Suite 300,
           Burlingame, CA                              94010
--------------------------------------------------------------------------------
  (Address of principal executive                   (Zip Code)
              offices)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 3.02 Unregistered Sales of Equity Securities.

     On March 31, 2008, the Company received $1,041,000 from accredited investors, for the sale of 1,735,000 shares of the Company's common stock, at a price of $0.60 per share.

     The Company paid a placement agent a cash commission of $104,100 and will issue 157,727 shares in connection with this private placement.

     The  sales of these  securities  were  made in  reliance  upon Rule 506 and
Section 4(2) of the Securities Act of 1933, as amended (the "Act") and such securities have not been registered and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     This current report is neither an offer to sell, nor a solicitation of offers to purchase, securities.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ANTs software inc.



Date:    April 2, 2008          By:      /s/    Kenneth Ruotolo
                                      -------------------------
                                      Kenneth Ruotolo,   Chief Financial Officer